Exhibit 10.66

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Execution Version

FIFTH AMENDMENT TO

EQUITY CAPITAL CONTRIBUTION AGREEMENT

THIS FIFTH AMENDMENT TO EQUITY CAPITAL CONTRIBUTION AGREEMENT (this “Amendment”), dated as of May 5, 2015 (the “Amendment Date”), by and between Firstar Development, LLC, a Delaware limited liability company (the “Investor”), and Clean Technologies 2013B, LLC, a Delaware limited liability company (the “Class B Member”). The Investor and the Class B Member shall be referred to individually herein as a “Party” and collectively as the “Parties”. Capitalized terms used herein and not otherwise defined have the meanings provided in the Equity Capital Contribution Agreement, dated as of August 2, 2013, as amended by the First Amendment to Equity Capital Contribution Agreement, dated as of September 25, 2013, as further amended by the Second Amendment to Equity Capital Contribution Agreement, dated as of March 28, 2014, as further amended by the Third Amendment to Equity Capital Contribution Agreement, dated as of July 18, 2014, and as further amended by the Fourth Amendment to Equity Capital Contribution Agreement, effective as of October 24, 2014, in each case, by and between the Parties (as so amended, the “ECCA”).

RECITALS

WHEREAS, the Parties desire to amend the ECCA as more fully set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the ECCA as follows:

AGREEMENT

1.	Amendments.

a.    Preliminary Statement #1 is deleted in its entirety and replaced with the following text:

“2013B ESA Project Company, LLC, a Delaware limited liability company (the “Facility Company”), has entered into that certain Amended and Restated Master Energy Server Purchase and Services Agreement with Bloom Energy Corporation (“Seller”), dated as of September 25, 2013, as amended by the First Amendment to Amended and Restated Master Energy Server Purchase and Services Agreement, dated as of March 28, 2014, as further amended by the Second Amendment to Amended and Restated Master Energy Server Purchase and Services Agreement, dated as of July 18, 2014, as further amended by the Third Amendment to Amended and Restated Master Energy Server Purchase and Services Agreement, effective as of October 24, 2014, as further amended by the Fourth Amendment to Amended and Restated Master Energy Server Purchase and Services Agreement, dated as of May 5, 2015, and as may be further amended, amended and restated, supplemented, or otherwise modified from time to time (the “MESPSA”), by and between such parties, and pursuant to the MESPSA the Facility Company will purchase, subject to the terms and conditions set for therein, on-site fuel cell power generating systems (each a “System”) with an aggregate Baseload Capacity of up to [***] MW, to be installed on, together with the relevant “BOF” (as defined in the MESPSA), each relevant “Site” (as defined in the MESPSA) located in California and Connecticut, as identified more specifically on Annex 1-A attached hereto (each System together with the relevant “BOF” at a “Site”, a “Facility”).”

b.    The following definition of the capitalized term “2015 ESA” is inserted into Section 1.1 in the appropriate alphabetical location:

““2015 ESA” means 2015 ESA Project Company, LLC, a Delaware limited liability company.”

c.    The following definition of the capitalized term “Assignment and Assumption Agreement #3” is inserted into Section 1.1 in the appropriate alphabetical location:

““Assignment and Assumption Agreement #3” means the Assignment and Assumption Agreement, effective as of December 17, 2014, by and between 2015 ESA, as assignor, and the Facility Company, as assignee, executed in connection with the [***] PPA.”

d.    The following definition of the capitalized term “[***] Consent” is inserted into Section 1.1 in the appropriate alphabetical location:

““[***] Consent” means the Acknowledgment and Consent to Assignment with respect to [***] PPA, effective as of December 17, 2014, by and between [***] PPA Customer and the Facility Company and acknowledged by 2015 ESA.”

e.    The following definition of the capitalized term “[***] PPA Customer” is inserted into Section 1.1 in the appropriate alphabetical location:

““[***] PPA Customer” means the [***].”

f.    The definition of the capitalized term “Interparty Agreement” set forth in Section 1.1 is deleted in its entirety and replaced with the following text:

“Interparty Agreement” means the Interparty Agreement, dated as of August 2, 2013, by and among the Facility Company, the Investor and the Facility Lender, as may be amended, amended and restated, supplemented, or otherwise modified from time to time.

*** Confidential Treatment Requested

g.    The definition of the capitalized term “Power Purchase Agreement” set forth in Section 1.1 is deleted in its entirety and replaced with the following text:

““Power Purchase Agreement” means collectively

(i)    that certain Energy System Use Agreement No. 20130430.072.C dated as of May 15, 2013, by and between AT&T PPA Customer 1 and the Facility Company, as amended by Amendment No. 1 to Energy System Use Agreement No. 20130430.072.C, effective as of May 15, 2013, by and between AT&T PPA Customer 1 and the Facility Company, and as may be further amended, amended and restated, supplemented or otherwise modified from time to time, which was partially assigned by the Facility Company to 2012 ESA Project Company, LLC, a Delaware limited liability company (“2012 ESA”), pursuant to that certain Assignment and Assumption Agreement, dated as of July 5, 2013 (the “PPA E/G Assignment”), and which PPA E/G Assignment has been terminated pursuant to a termination agreement;

(ii)    that certain Energy System Use Agreement No. 20130430.076.C dated as of May 15, 2013, by and between AT&T PPA Customer 1 and the Facility Company, as may be amended, amended and restated, supplemented or otherwise modified from time to time;

(iii)    that certain Energy System Use Agreement No. 20130430.078.C dated as of May 15, 2013, by and between AT&T PPA Customer 2 and the Facility Company, as amended by Amendment No. 1 to Energy System Use Agreement No. 20130430.078.C, effective as of May 15, 2013, as further amended by Amendment No. 2 to Energy System Use Agreement No. 20130430.078.C, effective as of October 24, 2014, in each case, by and between AT&T PPA Customer 2 and the Facility Company, and as may be further amended, amended and restated, supplemented or otherwise modified from time to time, which was partially assigned by the Facility Company to 2012 ESA pursuant to the PPA E/G Assignment, and which PPA E/G Assignment has been terminated pursuant to a termination agreement;

(iv)    that certain Energy System Use Agreement No. 20130403.076.C, dated as of May 15, 2013, by and between AT&T PPA Customer 2 and 2012 ESA, as amended by that certain Acknowledgement and Consent Regarding Assignment and Amendment, effective as of May 15, 2013, by and between AT&T PPA Customer 2 and 2012 ESA, and as may be further amended, amended and restated, supplemented or otherwise modified from time to time (“PPA-C”), which PPA-C was assigned by 2012 ESA to the Facility Company pursuant to that certain Assignment and Assumption Agreement, dated as of July 5, 2013 (the “PPA B/C Assignment”), which PPA B/C Assignment has been terminated pursuant to a termination agreement and which PPA-C has been assigned by 2012 ESA to the Facility Company pursuant to the Assignment and Assumption Agreement #1;

(v)    that certain Energy System Use Agreement, dated as of July 24, 2013, by and between [***] PPA Customer and ESU Company, as may be amended, amended and restated, supplemented or otherwise modified from time to time (“PPA-D”), which PPA-D was assigned by ESU Company to the Facility Company pursuant to the Assignment and Assumption Agreement #2;

(vi)    that certain Energy System Use Agreement, dated as of October 24, 2014, by and between Frontier PPA Customer and the Facility Company, as may be amended, amended and restated, supplemented or otherwise modified from time to time (the “[***] PPA”); and

(vii)    that certain Energy Services and License Agreement, dated as of December 17, 2014, by and between [***] PPA Customer and 2015 ESA, as amended by the Amendment No. 1 to Energy Services and License Agreement, by and between [***] PPA Customer and the Facility Company, effective as of December 17, 2014, and as may be further amended, amended and restated, supplemented or otherwise modified from time to time (the “[***] PPA”), which [***] PPA was assigned by 2015 ESA to the Facility Company pursuant to Assignment and Assumption Agreement #3.

h.    The definition of the capitalized term “PPA Customers” set forth in Section 1.1 is deleted in its entirety and replaced with the following text:

““PPA Customers” means collectively (i) AT&T PPA Customer 1, (ii) AT&T PPA Customer 2, (iii) [***] PPA Customer, (iv) [***] PPA Customer and (v) [***] PPA Customer.”

i.    The definition of the capitalized term “True Up Funding Date Deadline” set forth in Section 1.1 is deleted in its entirety and replaced with the following text:

““True Up Funding Date Deadline” means the earliest to occur of (a) an “Event of Default” as defined in the Financing Documents, (b) a material breach by Seller under the MESPSA, and (c) June 30, 2015.”

j.    The text “.” is deleted from the end of Section 6.4(u) and is replaced with “; and”

k.    A new Section 6.4(v) at the end of Section 6.4 as follows:

“with respect to any True Up Funding Date that occurs for a Facility that is the subject of the [***] PPA, the Investor shall have received either (i) reasonably satisfactory evidence that the Facilities to be installed pursuant to [***] PPA are the same in all material respects as the Facilities included in the Independent Engineer Report or (ii) a written confirmation from the Independent Engineer, in form and substance reasonably acceptable to the Investor, that the Independent Engineer expects that the Facilities to be installed pursuant to the [***] PPA will perform at least as well as, and operate substantially similar to, the Facilities included in the Independent Engineer Report.”

*** Confidential Treatment Requested

l.    Annex 1-A is deleted in its entirety and replaced with the revised version of Annex 1-A, attached hereto as Exhibit A.

m.    Annex 1-B is deleted in its entirety and replaced with the revised version of Annex 1-B, attached hereto as Exhibit B.

n.    Annex 3 is deleted in its entirety and replaced with the revised version of Annex 3, attached hereto as Exhibit C.

2.    Ratification. The ECCA, as amended hereby, is in all respects ratified and confirmed and shall be and remain in full force and effect. All references to the ECCA in any other document or instrument shall be deemed to mean such ECCA as amended by this Amendment.

3.    Amendments. No amendment, modification, termination or waiver of any provision of this Amendment shall be effective unless the same shall be in writing and duly executed by the Parties.

4.    Enforceability. This Amendment shall be enforceable by and binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns.

5.    Governing Law. THIS AMENDMENT SHALL BE DEEMED MADE AND PREPARED AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

6.    Counterparts and Facsimile Execution. This Amendment may be executed and delivered (including by “portable document format”) in one or more counterparts, all of which shall be considered one and the same and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to each other Party, it being understood that all Parties need not sign the same counterpart. Signatures of the Parties transmitted by electronic mail shall be deemed to be their original signatures for all purposes.

7.    Severability. If any term or other provision of this Amendment is invalid, illegal, or incapable of being enforced by any rule of applicable law, or public policy, all other terms and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any Party.

8.    Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment and the obligations of the Investor to consummate the transactions contemplated by this Amendment are subject to the satisfaction of or waiver by Investor of each of the following conditions not later than the Amendment Date:

a.    the Investor has received fully executed copies of each of the [***] PPA, [***] Consent, and Assignment and Assumption Agreement #3, each in form and substance reasonably satisfactory to the Investor, and each such [***] PPA, [***] Consent and Assignment and Assumption Agreement #3 is in full force and effect;

*** Confidential Treatment Requested

b.    the Investor has received fully executed copies of this Amendment, an amendment to the MESPSA in the form attached hereto as Exhibit D, or otherwise in form and substance reasonably satisfactory to the Investor, and an amendment to the Interparty Agreement, in the form attached hereto as Exhibit E, or otherwise in form and substance reasonably satisfactory to the Investor, and each is in full force and effect;

c.    the Investor has received a legal opinion of O’Melveny & Myers LLP, substantially in the form of Annex 8-A to the ECCA but covering only the enforceability of the documents described in Sections 8(a) and 8(b) above;

d.    the Investor has received necessary approval from its internal investment committee, board of directors or other governing body to enter into the transactions contemplated under this Amendment, subject only to the satisfaction or waiver of the conditions set forth in this Section 8;

e.    the Investor has received fully executed copies of the amendments to the Financing Documents that have been executed as of such date, which shall include an amendment to the Credit Agreement entered into, in connection with the [***] PPA, [***] Consent, and Assignment and Assumption Agreement #3;

f.    the Investor has received an update of the annual operating budget for the Facility Company to include the Facilities to be installed pursuant to the [***] PPA;

g.    the Class B Member shall have paid (or caused to have been paid) or shall have made arrangements in the manner reasonably satisfactory to the payee for the payment of all outstanding amounts due, as of the Amendment Date, and owing, with respect to, Transaction Expenses for all services rendered and billed prior to the Amendment Date;

h.    the Investor has received reasonably satisfactory evidence that the Guarantor maintains $[***] in cash equivalents, and

i.    each of the representations and warranties in the ECCA and the other Investment Documents as amended by this Amendment and the other documents contemplated hereby (other than those made as of a later date) is true and correct in all material respects as of the Amendment Date (unless such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date).

9.    Acknowledgment Regarding the last True Up Funding Date. The Parties acknowledge and agree that, in accordance with Section 6.4(j) of the ECCA, delivery to the Investor of an updated Base Case Model, including a compilation report, rerun to reflect actual applicable Facility Costs and all other updated model inputs (including the effect of any Tax Law Change), in form and substance reasonably satisfactory to the Investor, shall be a True Up Funding Date Condition Precedent to the True Up Funding Date for the Facility to be installed pursuant to the [***] PPA.

[Remainder of page intentionally left blank.]

*** Confidential Treatment Requested

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf effective as of the date first written above.

FIRSTAR DEVELOPMENT, LLC,
a Delaware limited liability company

By:	/s/ Josh Kittrell
Name:	Josh Kittrell
Title:	Officer

[Signature Page to Fifth Amendment to Equity Capital Contribution Agreement]

CLEAN TECHNOLOGIES 2013B, LLC,
a Delaware limited liability company

By:	/s/ William E. Brockenborough
Name:	William E. Brockenborough
Title:	Vice President

[Signature Page to Fifth Amendment to Equity Capital Contribution Agreement]

EXHIBIT A

ANNEX 1-A

List of Prospective Facilities and Locations

Site No.	PPA Customer	Address	City	State	Size (kW)	Applicable Energy System Use Agreement No.
1	Pac Bell	[***]	Los Angeles	CA	[***]	[***]
2	Pac Bell	[***].	Gardena	]CA	[***]	[***]
4	Pac Bell	[***]	Fairfield	CA	[***]	[***] [***]
5	[***] Corporation	[***]	New London	CT	[***]	N/A
6	[***] Corporation	[***].	Waterbury	CT	[***]	N/A
7	AT&T Corp.	[***]	Meriden	CT	[***]	[***]
8	AT&T Corp.	[***]	Sherman Oaks	CA	[***]	[***]
9	[***], Inc.	[***]	Bloomington	CA	[***]	[***]
10	[***]	[***]	Pasadena	CA	[***]	N/A

			Total:	[***]

*** Confidential Treatment Requested

[Exhibit A to Fifth Amendment to Equity Capital Contribution Agreement]

EXHIBIT B

ANNEX 1-B

Base Case Model

[to be separately provided in accordance with Section 6.4(j) of the ECCA]

[Exhibit B to Fifth Amendment to Equity Capital Contribution Agreement]

[Exhibit B to Fifth Amendment to Equity Capital Contribution Agreement]

EXHIBIT C

ANNEX 3

List of All Contracts

(terms as defined in this Agreement, unless noted otherwise)

1.	Power Purchase Agreements

2.	Site Leases

3.	MESPSA

4.	ASA

5.	Facility Company LLC Agreement

6.	Agreement with SAIC Energy, Environment & Infrastructure, LLC for Use of Work Products in connection with PPA IIIb

7.	IP License

8.	IP Security Agreement

9.	Interparty Agreement

10.	Indemnity Agreement

11.	Credit Agreement

12.	Security Agreement

13.	Equity Pledge Agreement

14.	Accounts Agreement

15.	[***]Consent

16.	[***] Guaranty

17.	AT&T Guaranty

18.	[***] Consent

*** Confidential Treatment Requested

[Exhibit C to Fifth Amendment to Equity Capital Contribution Agreement]

EXHIBIT D

Form of Amendment to MESPSA

[separately provided]

[Exhibit D to Fifth Amendment to Equity Capital Contribution Agreement]

EXHIBIT E

Form of Amendment to Interparty Agreement

[separately provided]

[Exhibit E to Fifth Amendment to Equity Capital Contribution Agreement]

Execution Version

FIRST AMENDMENT TO

INTERPARTY AGREEMENT

THIS FIRST AMENDMENT TO INTERPARTY AGREEMENT (this “Amendment”) is executed as of September 25, 2013 by and among Firstar Development, LLC, a Delaware limited liability company (the “Investor”), 2013B ESA Project Company, LLC, a Delaware limited liability company (the “Borrower”), and Silicon Valley Bank (the “Lender”). Each of the foregoing entities shall be referred to individually herein as a “Party” and collectively as the “Parties”. Capitalized terms used herein and not otherwise defined have the meanings provided in the Interparty Agreement, dated as of August 2, 2013 (the “Agreement”), by and among the Parties.

RECITALS

A.    WHEREAS, the Parties executed the Agreement on August 2, 2013.

B.    WHEREAS, the Parties desire to amend the Agreement as more fully set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the Agreement as follows:

AGREEMENT

1.	Amendments.

a.	Recital “A” is deleted in its entirety and replaced with the following text:

“The Borrower has entered into that certain Amended and Restated Master Energy Server Purchase and Services Agreement with Bloom Energy Corporation, dated as of September 25, 2013 (the “MESPSA”), which amended and restated that certain Master Energy Server Purchase and Services Agreement, dated as of July 19, 2013 by and between such parties, and pursuant to the MESPSA, the Borrower will purchase, subject to the terms and conditions set forth therein, on-site fuel cell power generating systems (each a “System”), with an aggregate baseload capacity of approximately 6 MW, to be installed on, together with the relevant “BOF” (as defined in the MESPSA), each relevant “Site” (as defined in the MESPSA) (each System together with the relevant “BOF” at a “Site”, a “Facility”).”

b.	Recital “C” is deleted in its entirety and replaced with the following text:

“The Investor is party, among others, to that certain Equity Capital Contribution Agreement dated as of August 2, 2013, as amended by that certain First Amendment to Equity Capital Contribution Agreement dated as of September 25, 2013 (the “Tax Equity ECCA”), pursuant to which the

Investor shall make certain contributions, in the amounts and subject to the terms and conditions set forth therein, to 2013B ESA Holdco, LLC, a Delaware limited liability company (“Holdco”), which owns all of the membership interests in the Borrower.”

c.	The definition of the capitalized term “Holdco LLC Agreement” set forth in Section 1(a) is deleted in its entirety and replaced with the following text:

“Holdco LLC Agreement” means that certain Amended and Restated Operating Agreement of the Company, dated as of August 2, 2013, by and between the Investor and Clean Technologies.

2.	Ratification. The Agreement, as amended hereby, is in all respects ratified and confirmed and shall be and remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean such Agreement as amended by this Amendment.

3.	Amendments. No amendment, modification, termination or waiver of any provision of this Amendment shall be effective unless the same shall be in writing and duly executed by the Parties.

4.	Enforceability. This Amendment shall be enforceable by and binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns.

5.	Governing Law. THIS AMENDMENT SHALL BE DEEMED MADE AND PREPARED AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

6.	Counterparts and Facsimile Execution. This Amendment may be executed and delivered (including by “portable document format”) in one or more counterparts, all of which shall be considered one and the same and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to each other Party, it being understood that all Parties need not sign the same counterpart. Signatures of the Parties transmitted by electronic mail shall be deemed to be their original signatures for all purposes.

7.	Severability. If any term or other provision of this Amendment is invalid, illegal, or incapable of being enforced by any rule of applicable law, or public policy, all other terms and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any Party.

[Remainder of page intentionally left blank.]

2

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf as of the date first written above.

FIRSTAR DEVELOPMENT, LLC, a Delaware limited liability company

By:	/s/ Lan Adair Sasa
Name:	Lan Adair Sasa
Title:	Authorized Officer

2013B ESA PROJECT COMPANY, LLC, a Delaware limited liability company

By:
Name:
Title:

SILICON VALLEY BANK, as Lender

By:
Name:
Title:

[Signature page to First Amendment to Interparty Agreement]

2013B ESA PROJECT COMPANY, LLC, a Delaware limited liability company

By:	/s/ Sendil Atreya
Name:	Sendil Atreya
Title:	Vice President

[Signature page to First Amendment to Interparty Agreement]

SILICON VALLEY BANK, as Lender

By:
Name:
Title:

[Signature page to First Amendment to Interparty Agreement]